SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 1, 1997
                                                ----------------------

                       MARSHALLTOWN FINANCIAL CORPORATION
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   0-23352               42-1413971
       -------------------------------------------------------------
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

                303 West Main Street, Marshalltown, Iowa   50158
       -------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (515) 754-6000
                                                   ---------------

---------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.   Other Events

          On July 1, 1997, the Registrant issued the press release attached as
          Exhibit 99 announcing it's agreement to be acquired by HMN Financial, Inc.. A copy of said agreement is attached as Exhibit 2.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               2.  Agreement and Plan of Merger
              99.  Press release, dated July 1, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MARSHALLTOWN FINANCIAL CORPORATION


July 10, 1997                      /s/ William C. Gross
-------------------                ---------------------------------
     Date                          William C. Gross
                                   Executive Vice President and
                                   Chief Financial Officer


July 10, 1997                      /s/ Judy L. Roberts
-------------------                ---------------------------------
                                   Judy L. Roberts
                                   Vice President and Treasurer